This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



DATE PREPARED:  6/17/97

                           PRELIMINARY TERM SHEET
                          -----------------------

               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1997-C
  FIXED RATE AND ADJUSTABLE RATE HOME EQUITY LOAN PASS-THROUGH CERTIFICATES
                          APPROXIMATELY $200,000,000
                 Financial Asset Securities Corp., Depositor


                                                      Payment Window                                          Expected Ratings
  Class(1)      Amount        WAL (Yrs)/(2,3)/         (MOS)/(2,3)/        Tranche Type       Benchmark          Fitch/S&P
  --------      -------       ----------------      -------------------    -------------     -----------      ----------------
    A-1      $39,600,000            1.08                  01-24              Adj. Seq.      1 Month LIBOR         AAA/AAA
    A-2      $27,500,000            3.10                  24-60             Fixed Seq.          3 YR              AAA/AAA
    A-3      $12,438,000     7.13 Call/8.60 Mat   60-100 Call/60-181 Mat    Fixed Seq.       6 1/2% 8/05          AAA/AAA
    A-4       $7,800,000     6.42 Call/6.57 Mat   38-100 Call/38-178 Mat   Fixed Lockout     5 7/8% 2/04          AAA/AAA
    A-5      $78,527,000     2.48 Call/2.70 Mat   01-95 Call/01-213 Mat     Adj. Senior     1 Month LIBOR         AAA/AAA
    M-1F      $6,659,000     5.58 Call/6.10 Mat   37-100 Call/37-172 Mat    Fixed Mezz.      5 3/4% 8/03           AA/AA
    M-2F      $4,867,000     5.58 Call/6.00 Mat   37-100 Call/37-153 Mat    Fixed Mezz.      5 3/4% 8/03            A/A
    B-1F      $3,586,076     5.53 Call/5.67 Mat   37-100 Call/37-127 Mat    Fixed Sub.       6 1/4% 2/03          BBB/BBB
    M-1A      $9,268,000     5.28 Call/5.84 Mat   39-95 Call/39-180 Mat      Adj. Mezz      1 Month LIBOR          AA/AA+
    M-2A      $5,609,000     5.23 Call/5.71 Mat   38-95 Call/38-158 Mat      Adj. Mezz      1 Month LIBOR           A/A+
    B-1A      $4,145,924     5.20 Call/5.43 Mat   37-95 Call/37-132 Mat      Adj. Sub       1 Month LIBOR         BBB/BBB



(1) The Class A-1 through A-4, M-1F, M-2F and B-1F Certificates are collateralized by the Fixed Rate Mortgage Loans (as defined herein). The Class A-5, M-1A, M-2A and B-1A Certificates are collateralized by the Adjustable Rate Mortgage Loans (as defined herein). The Class A-1 Certificates will be the "Fixed Senior Floater" based on One Month LIBOR plus ( %) (subject to a cap equal to the weighted average coupon of the Fixed Rate Mortgage Loans minus (0.51125%) (comprised of a 0.50% servicing fee and a 0.01125% trustee fee)); the Class A-2 through A-4, M-1F, M-2F and B-1F Certificates will be the "Fixed Rate Certificates" (together with the Fixed Senior Floater, the "Fixed Mortgage Loan Certificates") and the Class A-5, M-1A, M-2A and B-1A Certificates will be the "Adjustable Rate Certificates" based on One Month LIBOR plus their respective pass-through margins (each subject to a cap equal to the weighted average coupon of the Adjustable Rate Mortgage Loans minus (0.51125%)). If the cleanup call, with respect to the Adjustable Rate Mortgage Loans, is not exercised, the pass-through margin on the Class A-5 Certificates will double and on the Class M-1A, M-2A and B-1A will increase by 1.5 times.

(2)  The Fixed Mortgage  Loan Certificates will  be priced to maturity.   The
     Adjustable Rate Certificates will be priced to the cleanup call.

(3) These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your sales representative. See "Pricing Prepayment Speed" below.

Underwriters:            Greenwich  Capital  Markets,  Inc.  (Lead  Manager);
                         Prudential Securities Inc. (Co-Manager).
Seller/Servicer:         Cityscape Corp.
Depositor:               Financial Asset Securities Corp.
Trustee:                 First Trust National Association.
Federal Tax Status:      An election  will be  made to treat  the Trust  as a
                         REMIC.
Registration:            The  Certificates will  be  available in  book-entry
                         form through DTC.
Expected Pricing Date:   Thursday, June 19, 1997
Expected Closing Date    Thursday, June 26, 1997
Expected Settlement
 Date:                   Thursday, June 26, 1997
Cut-off Date:            Monday, June 9, 1997 (close of business)

Accrued Interest:        The price to be paid by investors for the Fixed Rate
                         Certificates will include accrued interest from June
                         10, 1997 (the "Accrued Date") up to, but not including, the Settlement Date (16 days). The price to be paid by investors for the Fixed Senior Floater and the Adjustable Rate Certificates will settle flat (0 days accrued interest).

Interest Accrual Period: The   interest   accrual   period  for   the   first
                         Distribution Date with respect to the Fixed Rate Certificates will include 21 days of interest and with respect to any subsequent Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day day months). The interest accrual period for the first Distribution Date with respect to the Fixed Senior Floater and the Adjustable Rate Certificates will include 29 days of interest and with respect to any subsequent Distribution Date will be the period beginning with the previous Distribution Date and ending on the day prior to such Distribution Date (actual/360).

Distribution Dates:      25th  day  of  each month  (or  the  next succeeding
                         business day) commencing July 25, 1997.

ERISA Eligibility:       The  Class A Certificates  are expected to  be ERISA
                         eligible. The Class M and Class B Certificates are not expected to be ERISA eligible.

SMMEA Treatment:         It  is expected that  none of the  Certificates will
                         constitute   "mortgage   related   securities"   for
                         purposes of SMMEA.

Optional Termination:    Each respective loan group  provides for an optional
                         cleanup call which may be exercised once the current principal balance of such loan group is equal to 10% or less of the respective loan group's Maximum
                         Collateral Amount (defined below).

Pricing Prepayment
 Speed: Assumes, for Fixed Rate Mortgage Loans, that prepayments begin at 4.8% CPR in month 1, raise by 1.745% per month to 24% CPR in month 12 and remain at 24% CPR thereafter (the "Prepayment Assumption"); and assumes, for Adjustable Rate Mortgage Loans, that prepayments are a constant 25% CPR.

Mortgage Loans:          It is expected  that Fixed Rate Mortgage  Loans (the
                         "Initial  Fixed  Rate  Mortgage  Loans")  having  an
                         aggregate   principal   balance   of   approximately
                         $80,183,777.04 will be deposited  into the Trust  on
                         the  Expected Closing Date.   A  Pre-Funding Account
                         will be established  on the Closing Date  into which
                         approximately   $22,266,299.36  in   cash  will   be
                         deposited.   On  or prior  to August  31, 1997,  the
                         amount on deposit in the Pre-Funding Account will be
                         used to purchase  additional mortgage loans (to  the
                         extent available) having  similar characteristics as
                         the Initial  Fixed  Rate Mortgage  Loans  (with  any
                         unused  portion   of  such  deposit  amount   to  be
                         distributed    as   principal    of   the    related
                         Certificates).  It is  also expected that Adjustable
                         Rate Mortgage Loans  (the "Adjustable Rate  Mortgage
                         Loans")  having an  aggregate  principal balance  of
                         approximately $97,549,923.60 will  be deposited into
                         the  Trust on  the  Expected  Closing  Date.    With
                         respect  to the  each  loan group,  the  sum of  the
                         applicable  cut-off date  principal balances  of any
                         additional loans, if applicable and the Cut-off Date
                         principal  balances  of    the  applicable   initial
                         Mortgage  Loans   is  such  loan   group's  "Maximum
                         Collateral Amount".

Credit Enhancement:      Credit enhancement  for the  Class A  Fixed Mortgage
                         Loan  Certificates  will   consist  of  (i)   excess
                         cashflow, (ii)  subordination of the M-1F,  M-2F and
                         B-1F   Classes   (initially  (14.75)%)   and   (iii)
                         overcollateralization.

                         Credit enhancement for the Class A Adjustable Rate Certificates will consist of (i) excess cashflow,
                         (ii) subordination of the M-1A, M-2A and B-1A Classes (initially (19.50)%) and (iii) overcollateralization.

                         Credit enhancement for the Class M-1F Certificates will consist of (i) excess cashflow, (ii) subordination of the M-2F and B-1F Classes (initially (8.25)%) and (iii) overcollateralization.

                         Credit enhancement for the Class M-1A Certificates will consist of (i) excess cashflow, (ii) subordination of the M-2A and B-1A Classes (initially (10.0)%) and (iii) overcollateralization.

                         Credit enhancement for the Class M-2F Certificates will consist of (i) excess cashflow, (ii) subordination of Class B-1F (initially (3.50)%) and
                         (iii) overcollateralization.

                         Credit enhancement for the Class M-2A Certificates will consist of (i) excess cashflow, (ii) subordination of Class B-1A (initially (4.25)%) and
                         (iii) overcollateralization.

                         Credit enhancement  for the Class  B-1F Certificates
                         will  consist  of  (i)   excess  cashflow  and  (ii)
                         overcollateralization.

                         Credit enhancement  for the Class  B-1A Certificates
                         will  consist  of  (i)  excess  cashflow   and  (ii)
                         overcollateralization.

Overcollateralization:   On each Distribution Date prior to the Stepdown Date
                         (defined  below)  excess interest  will  be paid  as
                         principal on the related Certificates  until the O/C
                         reaches   (1.50%)   and  (2.00%)   of   the  Maximum
                         Collateral Amounts for the Fixed Rate Mortgage Loans
                         and  Adjustable  Rate Mortgage  Loans,  respectively
                         (subject to performance triggers).  On and after the
                         Stepdown Date (subject to performance triggers), O/C
                         needs  to be maintained  at (3.00%) and  (4.00%), of
                         the  current  principal balances  of the  Fixed Rate
                         Mortgage Loans  and Adjustable Rate  Mortgage Loans,
                         respectively   (the  O/C is  subject to  a floor  of
                         0.50% of each group's  respective Maximum Collateral
                         Amount).

Stepdown Date:           With respect to each loan group, the earlier of: (i)
                         the first Distribution Date after June 2000 as to which the credit enhancement for the respective
                         Class A Certificates reaches its targeted credit enhancement level and (ii) the retirement of the respective Class A Certificates.

Trigger Events:          (To be finalized with the Rating Agencies).

Priority of
  Distributions:         Fixed Rate  Mortgage  Loan available  funds will  be
                         distributed first, to interest on the Fixed Mortgage
                         Loan Certificates and second, as principal of the Fixed Mortgage Loan Certificates in the following order of priority.

                         Interest
                         1)   Class  A  Fixed   Mortgage  Loan  Certificates,
                              current interest and unpaid interest shortfalls
                         2)   Class M-1F Certificates, current interest


                         3)   Class M-2F Certificates, current interest
                         4)   Class B-1F Certificates, current interest
                         5)   Excess interest  will  be  paid  as  principal,
                              subject  to  the  O/C   target,  based  on  the
                              principal payment rules described below.

                         Principal (prior to the Stepdown Date or if a Trigger Event is occurring)
                         1) Class A-4 Certificates in accordance with the following Lockout Percentage:
                              July 1997 - June 2000    0%
                              July 2000 - June 2002    45%

                              July 2002 - June 2003    80%
                              July 2003 - June 2004    100%
                              July 2004 -              300%

                         2)   Class    A-1    through    A-4    Certificates,
                              sequentially
                         3) Class M-1, M-2 and B Certificates (see "on and after the Stepdown Date" below)

                         Principal (on and after the Stepdown Date or if no Trigger Event occurring)
                         * Principal will be distributed to each Class in order of priority until the target principal balance and related target credit enhancement level for each Class is reached (targeted credit enhancement levels (i) are subject to the O/C floor, as described above, and (ii) may change due to the occurrence of Trigger Events).

                             Target % of Pool    Target Credit Enhancement
                             ----------------    -------------------------
 Class A-1 through A-4            37.50%                    32.50%
 Class M-1F                       13.00%                    19.50%
 Class M-2F                        9.50%                    10.00%
 Class B-1F                        7.00%                     3.00%

                         Any Remaining Funds
                         1) reimbursements of unpaid interest and principal writedowns on the Class M-1F, M-2F and B-1F Certificates.

                         Adjustable Rate Mortgage Loan available funds will be distributed first, to interest on the Adjustable Rate Certificates and second, as principal of the Adjustable Rate Certificates in the following order of priority.

                         Interest
                         1) Class A-5 Certificates, current interest and unpaid interest shortfalls
                         2)   Class M-1A Certificates, current interest
                         3)   Class M-2A Certificates, current interest
                         4)   Class B-1A Certificates, current interest
                         5)   Excess  interest  will  be paid  as  principal,
                              subject  to  the  O/C  target,   based  on  the
                              principal payment rules described below.

                         Principal (prior to the Stepdown Date or if a Trigger Event is occurring)
                         1)   Class A-5 Certificates, until retired
                         2) Class M-1, M-2 and B Certificates, (see "on and after the Stepdown Date" below

                         Principal (on and after the Stepdown Date or if no Trigger Event occurring)
                         * Principal will be distributed to each Class in order of priority until the target principal balance and related target credit enhancement level for each Class is reached (targeted credit enhancement levels (i) are subject to the O/C floor, as described above, and (ii) may change due to the occurrence of Trigger Events).

                        Target % of Pool     Target Credit Enhancement
                        ----------------     -------------------------
 Class A-5                     57.00%                   43.00%
 Class M-1A                    19.00%                   24.00%
 Class M-2A                    11.50%                   12.50%
 Class B-1A                     8.50%                    4.00%

                         Any Remaining Funds

                         1) reimbursements of unpaid interest and principal writedowns on the Class M-1A, M-2A and B-1A Certificates.

Collateral Description:       Please see attached.

THE SERVICER

Cityscape Corporation ("Cityscape"), is a New York, Corporation that is a wholly owned subsidiary of Cityscape Financial Corp., a publicly-traded Delaware corporation, and is a full service mortgage banker engaged in the business of originating, selling and servicing mortgage loans on one- to four-family residential properties and small mixed-use properties, with an emphasis on non-conforming first and second mortgages. Cityscape was incorporated in New York in 1985 and currently is licensed as mortgage banker or registered, as required, in 44 states and the District of Columbia.

Cityscape specializes in home equity loans that do not conform to the underwriting standards of FNMA, FHLMC, banks and other primary lending institutions, particularly as such standards relate to a prospective borrower's credit history. In analyzing loan applications, Cityscape analyzes both the borrower's credit and the value of the underlying property which will secure the loan, including the characteristics of the underlying first lien, if any. Cityscape considers factors pertaining to the borrower's current employment, stability of employment and income, financial resources, and analysis of credit, reflecting not only the ability to pay, but also the willingness to repay contractual obligations. The properties age, condition, location, value and continued marketability are additional factors considered in each risk analysis. Cityscape's underwriting standards are designed to provide a program for all qualified applicants in an amount and for a period of time consistent with their ability to repay. The collateral securing loans acquired or originated by Cityscape are generally one- to four-family residences, including condominiums, manufactured housing and townhomes and such properties may or may not be owner occupied by the owner. It is Cityscape's policy not accept mobile or commercial properties (other than small mixed-use properties) or unimproved land as collateral.




DATE REVISED:  6/18/97
                       REVISED PRELIMINARY TERM SHEET
                       -------------------------------

               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1997-C
  FIXED RATE AND ADJUSTABLE RATE HOME EQUITY LOAN PASS-THROUGH CERTIFICATES
                          APPROXIMATELY $200,000,000
                 Financial Asset Securities Corp., Depositor

                           WAL         Payment Window       Tranche                       Expected
Class(1)    Amount     (Yrs)/ (2,3)/     (Mos)/ (2,3)/         Type        Benchmark    Fitch/S&P/Duff
A-1      $39,600,000      1.08              01-24          Adj. Seq.    1 Month LIBOR    AAA/AAA/AAA
A-2      $27,500,000      3.10              24-60          Fixed Seq.       3 YR         AAA/AAA/AAA
A-3      $12,438,000 7.13 Call/8.60  60-100 Call/60-181    Fixed Seq.    6 1/2% 8/05     AAA/AAA/AAA
A-4      $7,800,000  6.42 Call/6.57  38-100 Call/38-178      Fixed       5 7/8% 2/04     AAA/AAA/AAA
A-5      $78,527,000 2.48 Call/2.70   01-95 Call/01-213   Adj. Senior   1 Month LIBOR    AAA/AAA/AAA
M-1F     $6,659,000  5.58 Call/6.10  37-100 Call/37-172   Fixed Mezz.    5 3/4% 8/03      AA/AA/AA
M-2F     $4,867,000  5.58 Call/6.00  37-100 Call/37-153   Fixed Mezz.    5 3/4% 8/03        A/A/A
B-1F     $3,586,076  5.53 Call/5.67  37-100 Call/37-127    Fixed Sub.    6 1/4% 2/03     BBB/BBB/BBB
M-1A     $9,268,000  5.28 Call/5.84   39-95 Call/39-180    Adj. Mezz.   1 Month LIBOR     AA/AA+/AA
M-2A     $5,609,000  5.23 Call/5.71   38-95 Call/38-158    Adj. Mezz.   1 Month LIBOR      A/A+/A-
B-1A     $4,145,924  5.20 Call/5.43   37-95 Call/37-132    Adj. Sub.    1 Month LIBOR   BBB/BBB/BBB-
Total:   $200,000,00


(1)  The  Class A-1 through A-4,  M-1F, M-2F   and  B-1F   Certificates  are
collateralized by the Fixed Rate Mortgage Loans (as defined herein). The Class A-5, M-1A, M-2A and B-1A Certificates are collateralized by the
Adjustable Rate Mortgage Loans (as defined herein). The Class A-1 Certificates will be the "Fixed Senior Floater" based on One Month LIBOR plus ( %) (subject to a cap equal to the weighted average coupon of the Fixed Rate Mortgage Loans minus (0.51125%) (comprised of a 0.50% servicing fee and a 0.01125% trustee fee)); the Class A-2 through A-4, M-1F, M-2F and B-1F Certificates will be the "Fixed Rate Certificates" (together with the Fixed Senior Floater, the "Fixed Mortgage Loan Certificates") and the Class A-5, M-1A, M-2A and B-1A Certificates will be the "Adjustable Rate Certificates" based on One Month LIBOR plus their respective pass-through margins (each subject to a cap equal to the weighted average coupon of the Adjustable Rate Mortgage Loans minus (0.51125%)). If the cleanup call, with respect to the Adjustable Rate Mortgage Loans, is not exercised, the pass-through margin on the Class A-5 Certificates will double and on the Class M-1A, M-2A and B-1A will increase by 1.5 times.

(2) The Fixed Mortgage Loan Certificates will be priced to maturity. The Adjustable Rate Certificates will be priced to the cleanup call.

(3) These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your sales representative. See "Pricing Prepayment Speed" below.


Underwriters:   Greenwich Capital Markets, Inc. (Lead Manager); Prudential
                Securities Inc. (Co-Manager).

Seller/Servicer:      Cityscape Corp.

Depositor:    Financial Asset Securities Corp.

Trustee:      First Trust National Association.

Federal Tax Status:  An election will be made to treat the Trust as a REMIC.

Registration:  The Certificates will be available in book-entry form through
               DTC.

Expected Pricing Date:       Thursday, June 19, 1997

Expected Closing Date:       Thursday, June 26, 1997

Expected Settlement Date:    Thursday, June 26, 1997

Cut-off Date:                Monday, June 9, 1997 (close of business)


Accrued Interest:
The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from June 10, 1997 (the "Accrued Date") up to, but not including, the Settlement Date (16 days). The price to be paid by investors for the Fixed Senior Floater and the Adjustable Rate Certificates will settle flat (0 days accrued interest).

Interest Accrual Period:
The interest accrual period for the first Distribution Date with respect to the Fixed Rate Certificates will include 21 days of interest and with respect to any subsequent Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day day months). The interest accrual period for the first Distribution Date with respect to the Fixed Senior Floater and the Adjustable Rate Certificates will include 29 days of interest and with respect to any subsequent Distribution Date will be the period beginning with the previous Distribution Date and ending on the day prior to such Distribution Date (actual/360).


Distribution Dates:
25th day of each month (or the next succeeding business day) commencing July 25, 1997.

ERISA Eligibility:
The Class A Certificates are expected to be ERISA eligible.  The Class M and
                              Class B Certificates are not expected to be ERISA eligible.

SMMEA Treatment:
It is expected that none of the Certificates will constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:
Each respective loan group provides for an optional cleanup call which may be exercised once the current principal balance of such loan group is equal to 10% or less of the respective loan group's Maximum Collateral Amount (defined below).

Pricing Prepayment Speed:
Assumes, for Fixed Rate Mortgage Loans, that prepayments begin at 4.8% CPR in month 1, raise by 1.745% per month to 24% CPR in month 12 and remain at 24% CPR thereafter (the "Prepayment Assumption"); and assumes, for Adjustable Rate Mortgage Loans, that prepayments are a constant 25% CPR.

Mortgage Loans:
It is expected that Fixed Rate Mortgage Loans (the "Initial Fixed Rate
                              Mortgage Loans") having an aggregate principal balance of approximately $80,183,777.04 will be deposited into the Trust on the Expected Closing Date. A Pre-Funding Account will be established on the Closing Date into which approximately $22,266,299.36 in cash will be deposited. On or prior to August 31, 1997, the amount on deposit in the Pre-Funding Account will be used to purchase additional mortgage loans (to the extent available) having similar characteristics as the Initial Fixed Rate Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal of the related Certificates). It is also expected that Adjustable Rate Mortgage Loans (the "Adjustable Rate Mortgage Loans") having an aggregate principal balance of approximately $97,549,923.60 will be deposited into the Trust on the Expected Closing Date. With respect to the each loan group, the sum of the applicable cut-off date principal balances of any additional loans, if applicable and the Cut-off Date principal balances of the applicable initial Mortgage Loans is such loan group's "Maximum Collateral Amount".



Credit Enhancement:
Credit enhancement for the Class A Fixed Mortgage Loan Certificates will
                           ----------------------------------------
consist of (i) excess cashflow, (ii) subordination of the M-1F, M-2F and B-1F Classes (initially (14.75)%) and (iii) overcollateralization.

Credit enhancement for the Class A Adjustable Rate Certificates will
                           ------------------------------------
consist of (i) excess cashflow, (ii) subordination of the M-1A, M-2A and B-1A Classes (initially (19.50)%) and (iii) overcollateralization.


                              Credit enhancement for the Class M-1F
                                                         ----------
Certificates will consist of (i) excess cashflow, (ii) subordination of the
------------
M-2F and B-1F Classes (initially (8.25)%) and (iii) overcollateralization.

                              Credit enhancement for the Class M-1A
                                                         ----------
Certificates will consist of (i) excess cashflow, (ii) subordination of the
------------
M-2A and B-1A Classes (initially (10.0)%) and (iii) overcollateralization.

                              Credit enhancement for the Class M-2F
                                                         ----------
Certificates will consist of (i) excess cashflow, (ii) subordination of Class
------------
B-1F (initially (3.50)%) and (iii) overcollateralization.

                              Credit enhancement for the Class M-2A
                                                         ----------
Certificates will consist of (i) excess cashflow, (ii) subordination of Class
------------
B-1A (initially (4.25)%) and (iii) overcollateralization.

Credit enhancement for the Class B-1F Certificates will consist of (i)
                           -----------------------
excess cashflow and (ii) overcollateralization.

Credit enhancement for the Class B-1A Certificates will consist of (i)
                           -----------------------
excess cashflow and (ii) overcollateralization.

Overcollateralization:
On each Distribution Date prior to the Stepdown Date (defined below) excess interest will be paid as principal on the related Certificates until the O/C reaches (1.50%) and (2.00%) of the Maximum Collateral Amounts for the Fixed Rate Mortgage Loans and Adjustable Rate Mortgage Loans, respectively (subject to performance triggers). On and after the Stepdown Date (subject to performance triggers), O/C needs to be maintained at (3.00%) and (4.00%), of the current principal balances of the Fixed Rate Mortgage Loans and Adjustable Rate Mortgage Loans, respectively (the O/C is subject to a floor of 0.50% of each group's respective Maximum Collateral Amount).

Stepdown Date:
With respect to each loan group, the earlier of: (i) the first Distribution
                              Date after June 2000 as to which the credit enhancement for the respective Class A Certificates reaches its targeted credit enhancement level and (ii) the retirement of the respective Class A Certificates.

Trigger Events:
         (To be finalized with the Rating Agencies).



Priority of Distributions:
Fixed Rate Mortgage Loan available funds will be distributed first, to
------------------------
interest on the Fixed Mortgage Loan Certificates and second, as principal of the Fixed Mortgage Loan Certificates in the following order of priority.



Interest
--------

1) Class   A   Fixed Mortgage Loan Certificates, current interest and
   unpaid interest shortfalls
2) Class  M-1F Certificates, current interest
3) Class  M-2F Certificates, current interest
4) Class  B-1F Certificates, current interest
5) Excess interest will be paid as principal, subject to the O/C target, based on the principal payment rules described below.

Principal (prior to the Stepdown Date or if a Trigger Event is occurring)
---------

1) Class A-4 Certificates in accordance with the following Lockout Percentage:

		July  1997 - June 2000                0%
                July  2000 - June 2002               45%
		July  2002 - June 2003               80%
		July  2003 - June 2004              100%
		July  2004 -                        300%

2)   Class  A-1 through  A-4 Certificates, sequentially
3)   Class  M-1, M-2 and B Certificates (see "on and after the
          Stepdown Date" below)

Principal (on and after the Stepdown Date or if no Trigger Event occurring)
---------

Principal will be distributed to each Class in order of priority until the target principal balance and related target credit enhancement level for each Class is reached (targeted credit enhancement levels (i)
are subject to  the  O/C floor,    as described above,   and (ii)     may
change   due to  the occurrence of   Trigger Events).

                       Target % of
                          Pool         Target Credit Enhancement
                          ----         -------------------------
Class A-1 through A-4   67.50%              32.50%
Class M-1F              13.00%              19.50%
Class M-2F               9.50%              10.00%
Class B-1F               7.00%               3.00%


Any Remaining Funds
-------------------
1) reimbursements of unpaid interest and principal writedowns on the Class M-1F, M-2F and B-1F Certificates.



Adjustable Rate Mortgage Loan available funds will be distributed first, to interest on the Adjustable Rate Certificates and second, as principal of the Adjustable Rate Certificates in the following order of priority.


Interest
--------
1)   Class    A-5 Certificates,    current interest and unpaid interest
     shortfalls
2)   Class   M-1A Certificates,    current interest
3)   Class   M-2A Certificates,    current interest
4)   Class   B-1A Certificates,    current interest
5)   Excess interest will be paid as principal, subject   to the O/C
     target, based on the 1)2)3) principal payment rules described below.


Principal (prior to the Stepdown Date or if a Trigger Event occurring)
---------
1)   Class  A-5 Certificates,  until retired
2)   Class   M-1, M-2   and  B Certificates, (see  "on and after the
      Stepdown Date" below)


Principal (on and after the Stepdown Date or if no Trigger Event occurring)
---------
Principal will be distributed to each Class in order of priority until the target principal balance and related target credit enhancement level for each Class is reached (targeted credit enhancement levels (i) are
subject to  the O/C floor,  as described above,   and (ii) may
change   due to the occurrence of   Trigger Events).

                       Target % of
                          Pool         Target Credit Enhancement
                       ----------      -------------------------
 Class A-5               57.00%                 43.00%
 Class M-1A              19.00%                 24.00%
 Class M-2A              11.50%                 12.50%
 Class B-1A               8.50%                  4.00%


Any Remaining Funds
-------------------

1) reimbursements of unpaid interest and principal writedowns on the Class M-1A, M-2A and B-1A Certificates.


Collateral Description:
                    Please see attached.



THE SERVICER

Cityscape Corporation ("Cityscape"), is a New York, Corporation that is a wholly owned subsidiary of Cityscape Financial Corp., a publicly-traded Delaware corporation, and is a full service mortgage banker engaged in the business of originating, selling and servicing mortgage loans on one- to four-family residential properties and small mixed-use properties, with an emphasis on non-conforming first and second mortgages. Cityscape was incorporated in New York in 1985 and currently is licensed as mortgage banker or registered, as required, in 44 states and the District of Columbia.

Cityscape specializes  in  home  equity loans  that  do not  conform  to  the underwriting standards of FNMA, FHLMC, banks and other primary lending institutions, particularly as such standards relate to a prospective borrower's credit history. In analyzing loan applications, Cityscape analyzes both the borrower's credit and the value of the underlying property which will secure the loan, including the characteristics of the underlying first lien, if any. Cityscape considers factors pertaining to the borrower's current employment, stability of employment and income, financial resources, and analysis of credit, reflecting not only the ability to pay, but also the willingness to repay contractual obligations. The properties age, condition, location, value and continued marketability are additional factors considered in each risk analysis. Cityscape's underwriting standards are designed to provide a program for all qualified applicants in an amount and for a period of time consistent with their ability to repay. The collateral securing loans acquired or originated by Cityscape are generally one- to four-family residences, including condominiums, manufactured housing and townhomes and such properties may or may not be owner occupied by the owner. It is Cityscape's policy not accept mobile or commercial properties (other than small mixed-use properties) or unimproved land as collateral.



DATE FINALIZED:  6/20/97
                              Final Term Sheet
                              -----------------

               Cityscape Home Equity Loan Trust, Series 1997-C
  Fixed Rate and Adjustable Rate Home Equity Loan Pass-Through Certificates
                          Approximately $200,000,000
                 Financial Asset Securities Corp., Depositor

                                WAL              Payment Window          Tranche     Expected Ratings
Class/(1)     Amount       (Yrs)/ (2,3)/         (Mos)/ (2,3)/            Type        Fitch/S&P/Duff
A-1        $39,600,000          1.08                 01-24              Adj. Seq.      AAA/AAA/AAA
A-2        $27,500,000          3.10                 24-60             Fixed Seq.      AAA/AAA/AAA
A-3        $12,438,000   7.13 Call/8.60 Mat  60-100 Call/60-181 Mat    Fixed Seq.      AAA/AAA/AAA
A-4         $7,800,000   6.42 Call/6.57 Mat  38-100 Call/38-178 Mat   Fixed Lockout    AAA/AAA/AAA
A-5        $78,527,000   2.48 Call/2.70 Mat  01-95 Call/01-213 Mat     Adj. Senior     AAA/AAA/AAA
M-1F        $6,659,000   5.58 Call/6.10 Mat  37-100 Call/37-172 Mat    Fixed Mezz.       AA/AA/AA
M-2F        $4,867,000   5.58 Call/6.00 Mat  37-100 Call/37-153 Mat    Fixed Mezz.        A/A/A
B-1F        $3,586,076   5.53 Call/5.67 Mat  37-100 Call/37-127 Mat    Fixed Sub.      BBB/BBB/BBB
M-1A        $9,268,000   5.28 Call/5.84 Mat  39-95 Call/39-180 Mat     Adj. Mezz.       AA/AA+/AA
M-2A        $5,609,000   5.23 Call/5.71 Mat  38-95 Call/38-158 Mat     Adj. Mezz.        A/A+/A-
B-1A        $4,145,924   5.20 Call/5.43 Mat  37-95 Call/37-132 Mat      Adj. Sub.      BBB/BBB/BBB-
Total:     $200,000,000



Class/(1)     Final     Price/(2)/       Coupon         Benchmark/Yield       Spread    Yield/(2,3)/

A-1         April 2012    100-00     1M Libor+0.14%      1 Month LIBOR         +14            -
A-2         July 2017     100-00         6.78%           3 YR / 6.13%          +58         6.710%
A-3         July 2028     99-30+         7.38%        7 1/4% 8/04 / 6.36%      +105        7.410%
A-4         July 2028      99-31         7.00%       BL 2/04&8/03 / 6.315%     +70         7.015%
A-5         July 2028     100-00     1M Libor+0.24%      1 Month LIBOR         +24            -
M-1F        July 2028     100-00         7.24%        6 1/4% 2/03 / 6.29%      +95         7.240%
M-2F        July 2028      99-31         7.48%        6 1/4% 2/03 / 6.29%      +120        7.490%
B-1F        July 2028     99-31+         7.83%        6 1/4% 2/03 / 6.29%      +155        7.840%
M-1A        July 2028     100-00     1M Libor+0.50%      1 Month LIBOR         +50            -
M-2A        July 2028     100-00     1M Libor+0.70%      1 Month LIBOR         +70            -
B-1A        July 2028     100-00     1M Libor+1.10%      1 Month LIBOR         +110           -


(1)  The  Class A-1  through A-4,  M-1F,  M-2F and  B-1F   Certificates  are
collateralized by the Fixed Rate Mortgage Loans (as defined herein). The Class A-5, M-1A, M-2A and B-1A Certificates are collateralized by the
Adjustable Rate Mortgage Loans (as defined herein). The Class A-1 Certificates will be the "Fixed Senior Floater" based on One Month LIBOR plus 0.14% (subject to a cap equal to the weighted average coupon of the Fixed Rate Mortgage Loans minus 0.51125% (comprised of a 0.50% servicing fee and a 0.01125% trustee fee)); the Class A-2 through A-4, M-1F, M-2F and B-1F Certificates will be the "Fixed Rate Certificates" (together with the Fixed Senior Floater, the "Fixed Mortgage Loan Certificates") and the Class A-5, M-1A, M-2A and B-1A Certificates will be the "Adjustable Rate Certificates" based on One Month LIBOR plus their respective pass-through margins (each subject to a cap equal to the weighted average coupon of the Adjustable Rate Mortgage Loans minus 0.51125%). If the cleanup call, with respect to the Fixed Rate Mortgage Loans, is not exercised, the pass-through rate on the Class A-3, A-4, M-1F, M-2F and B-1F Certificates will step-up by 0.50%. If the cleanup call, with respect to the Adjustable Rate Mortgage Loans, is not exercised, the pass-through margin on the Class A-5 Certificates will double and on the Class M-1A, M-2A and B-1A Certificates will increase by 1.5 times.

(2) The Class A-1 and A-2 Certificates are unaffected by the cleanup call. All other Classes of Certificates are priced to the 10% (1)(2)(3)cleanup call.

(3) These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your sales representative. See "Pricing Prepayment Speed" below.



Underwriters: Greenwich Capital Markets, Inc. (Lead Manager); Prudential
              Securities Inc. (Co-Manager).

Seller/Servicer:      Cityscape Corp.

Depositor:    Financial Asset Securities Corp.

Trustee:      First Trust National Association.

Federal Tax Status:
   An election will be made to treat the Trust as a REMIC.

Registration:
The Certificates will be available in book-entry form through DTC.

Pricing Date:       Friday, June 20, 1997

Closing Date       Thursday, June 26, 1997

Settlement Date:   Thursday, June 26, 1997

Cut-off Date:
          Monday, June 9, 1997 (close of business)

Accrued Interest:
The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from June 10, 1997 (the "Accrued Date") up to, but not including, the Settlement Date (16 days). The price to be paid by investors for the Fixed Senior Floater and the Adjustable Rate Certificates will settle flat (0 days accrued interest).

Interest Accrual Period:
The interest accrual period for the first Distribution Date with respect to the Fixed Rate Certificates will include 21 days of interest and with respect to any subsequent Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day day months). The interest accrual period for the first Distribution Date with respect to the Fixed Senior Floater and the Adjustable Rate Certificates will include 29 days of interest and with respect to any subsequent Distribution Date will be the period beginning with the previous Distribution Date and ending on the day prior to such Distribution Date (actual/360).

Distribution Dates:
25th day of each month (or the next succeeding business day) commencing July 25, 1997.

ERISA Eligibility:
The Class A Certificates are expected to be ERISA eligible.  The Class M and
                              Class B Certificates are not expected to be ERISA eligible.

SMMEA Treatment:
It is expected that none of the Certificates will constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:
Each respective loan group provides for an optional cleanup call which may be exercised once the current principal balance of such loan group is equal to 10% or less of the respective loan group's Maximum Collateral Amount (defined below).

Pricing Prepayment Speed:
Assumes, for Fixed Rate Mortgage Loans, that prepayments begin at 4.8% CPR in month 1, raise by 1.745% per month to 24% CPR in month 12 and remain at 24% CPR thereafter (the "Prepayment Assumption"); and assumes, for Adjustable Rate Mortgage Loans, that prepayments are a constant 25% CPR.


Mortgage Loans:
It is expected that Fixed Rate Mortgage Loans (the "Initial Fixed Rate
                              Mortgage Loans") having an aggregate principal balance of approximately $80,183,777.04 will be deposited into the Trust on the Expected Closing Date. A Pre-Funding Account will be established on the Closing Date into which approximately $22,266,299.36 in cash will be deposited. On or prior to August 31, 1997, the amount on deposit in the Pre-Funding Account will be used to purchase additional mortgage loans (to the extent available) having similar characteristics as the Initial Fixed Rate Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal of the related Certificates). It is also expected that Adjustable Rate Mortgage Loans (the "Adjustable Rate Mortgage Loans") having an aggregate principal balance of approximately $97,549,923.60 will be deposited into the Trust on the Closing Date. With respect to the each loan group, the sum of the applicable cut-off date principal balances of any additional loans, if applicable and the Cut-off Date principal balances of  the applicable initial Mortgage Loans is such loan group's
                              "Maximum Collateral Amount".

Credit Enhancement:
Credit enhancement for the Class A Fixed Mortgage Loan Certificates will
                           ----------------------------------------
consist of (i) excess cashflow, (ii) subordination of the M-1F, M-2F and B-1F Classes (initially 14.75%) and (iii) overcollateralization.

Credit enhancement for the Class A Adjustable Rate Certificates will
                           ------------------------------------
consist of (i) excess cashflow, (ii) subordination of the M-1A, M-2A and B-1A Classes (initially 19.50%) and (iii) overcollateralization.

                              Credit enhancement for the Class M-1F
                                                         ----------
Certificates will consist of (i) excess cashflow, (ii) subordination of the
------------
M-2F and B-1F Classes (initially 8.25%) and (iii) overcollateralization.

                              Credit enhancement for the Class M-1A
                                                         ----------
Certificates will consist of (i) excess cashflow, (ii) subordination of the
------------
M-2A and B-1A Classes (initially 10.0%) and (iii) overcollateralization.

                              Credit enhancement for the Class M-2F
                                                         ----------
Certificates will consist of (i) excess cashflow, (ii) subordination of Class
------------
B-1F (initially 3.50%) and (iii) overcollateralization.

                              Credit enhancement for the Class M-2A
                                                         ----------
Certificates will consist of (i) excess cashflow, (ii) subordination of Class
------------
B-1A (initially 4.25%) and (iii) overcollateralization.

Credit enhancement for the Class B-1F Certificates will consist of (i)
                           -----------------------
excess cashflow and (ii) overcollateralization.

Credit enhancement for the Class B-1A Certificates will consist of (i)
                           -----------------------
excess cashflow and (ii) overcollateralization.

Overcollateralization:
On each Distribution Date prior to the Stepdown Date (defined below) excess interest will be paid as principal on the related Certificates until the O/C reaches 1.50% and 2.00% of the Maximum Collateral Amounts for the Fixed Rate Mortgage Loans and Adjustable Rate Mortgage Loans, respectively (subject to performance triggers). On and after the Stepdown Date (subject to performance triggers), O/C needs to be maintained at 3.00% and 4.00%, of the current principal balances of the Fixed Rate Mortgage Loans and Adjustable Rate Mortgage Loans, respectively (the O/C is subject to a floor of 0.50% of each group's respective Maximum Collateral Amount).

Stepdown Date:
With respect to each loan group, the earlier of: (i) the first Distribution
                              Date after June 2000 as to which the credit enhancement for the respective Class A Certificates reaches its targeted credit enhancement level and (ii) the retirement of the respective Class A Certificates.

Trigger Events:
         (To be finalized with the Rating Agencies).

Priority of Distributions:
Fixed Rate Mortgage Loan available funds will be distributed first, to
------------------------
interest on the Fixed Mortgage Loan Certificates and second, as principal of the Fixed Mortgage Loan Certificates in the following order of priority.


Interest
----------
Class   A   Fixed Mortgage Loan Certificates,    current interest and
unpaid interest shortfalls

1)  Class  M-1F Certificates,    current interest
2)  Class   M-2F Certificates,    current interest
3)   Class   B-1F Certificates,    current interest
4)   Excess interest will be paid as principal, subject   to the O/C
     target, based on the principal payment rules described below.


Principal (prior to the Stepdown Date or if a Trigger Event is occurring)
---------

1)  Class A-4 Certificates in accordance with the following Lockout
     Percentage:

             July  1997 - June 2000             0%
             July  2000 - June 2002            45%
             July  2002 - June 2003            80%
             July  2003 - June 2004           100%
             July  2004 -                     300%


1)   Class A-1 through  A-4 Certificates, sequentially
2)   Class M-1, M-2  and  B Certificates (see "on and after the Stepdown
      Date" below)



Principal (on and after the Stepdown Date or if no Trigger Event occurring)
---------

Principal will be distributed to each Class in order     of priority until
the target principal balance  and related target credit enhancement level
for each   Class is   reached (targeted credit enhancement levels   (i)
are  subject to  the  O/C floor,    as described above,   and (ii) may
change   due to the occurrence of   Trigger Events).

                          Target % of
                             Pool         Target Credit Enhancement
                             ----         -------------------------
    Class A-1 through A-4   67.50%                 32.50%
    Class M-1F              13.00%                 19.50%
    Class M-2F               9.50%                 10.00%
    Class B-1F               7.00%                  3.00%

Any Remaining Funds
-------------------
1)   reimbursements of unpaid interest and principal writedowns on the
     Class M-1F,   M-2F and     B-1F Certificates.


Adjustable Rate Mortgage Loan available funds
-----------------------------
will be distributed first, to interest on the Adjustable Rate Certificates and second, as principal of the Adjustable Rate Certificates in the following order of priority.

Interest
--------
1)  Class A-5 Certificates, current interest and unpaid interest shortfalls
2)  Class M-1A Certificates, current interest
3)   Class   M-2A Certificates, current interest
4)   Class   B-1A Certificates, current interest
5) Excess interest will be paid as principal, subject to the O/C target, based on the principal payment rules descibed below.


Principal (prior to the Stepdown Date or if a Trigger Event is occurring)
---------

1) Class  A-5 Certificates, until retired
1) Class   M-1, M-2   and  B Certificates, (see  "on and after the Stepdown
             Date" below)

Principal (on and after the Stepdown Date or if no Trigger Event occurring)
---------

Principal will  be distributed to      each Class     in order     of
priority until  the target principal balance  and related
target credit enhancement level    for each   Class is   reached (targeted
credit enhancement levels   (i) are  subject to  the  O/C floor,    as
described above,   and (ii)  may change   due to the occurrence of   Trigger
Events).

                        Target % of

                        Pool            Target Credit Enhancement
                        ------------    -------------------------
    Class A-5               57.00%            43.00%
    Class M-1A              19.00%            24.00%
    Class M-2A              11.50%            12.50%
    Class B-1A               8.50%             4.00%


Any Remaining Funds
-------------------
1)   reimbursements of unpaid  interest and principal writedowns on the Class
     M-1A,   M-2A and     B-1A Certificates.


Collateral Description:
                    Please see attached.

THE SERVICER

Cityscape Corporation ("Cityscape"), is a New York, Corporation that is a wholly owned subsidiary of Cityscape Financial Corp., a publicly-traded Delaware corporation, and is a full service mortgage banker engaged in the business of originating, selling and servicing mortgage loans on one- to four-family residential properties and small mixed-use properties, with an emphasis on non-conforming first and second mortgages. Cityscape was incorporated in New York in 1985 and currently is licensed as mortgage banker or registered, as required, in 44 states and the District of Columbia.

Cityscape specializes in home equity loans that do not conform to the underwriting standards of FNMA, FHLMC, banks and other primary lending institutions, particularly as such standards relate to a prospective borrower's credit history. In analyzing loan applications, Cityscape analyzes both the borrower's credit and the value of the underlying property which will secure the loan, including the characteristics of the underlying first lien, if any. Cityscape considers factors pertaining to the borrower's current employment, stability of employment and income, financial resources, and analysis of credit, reflecting not only the ability to pay, but also the willingness to repay contractual obligations. The properties age, condition, location, value and continued marketability are additional factors considered in each risk analysis. Cityscape's underwriting standards are designed to provide a program for all qualified applicants in an amount and for a period of time consistent with their ability to repay. The collateral securing loans acquired or originated by Cityscape are generally one- to four-family residences, including condominiums, manufactured housing and townhomes and such properties may or may not be owner occupied by the owner. It is Cityscape's policy not accept mobile or commercial properties (other than small mixed-use properties) or unimproved land as collateral.